SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549



                            FORM 8-K/A


                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



       June 8, 1998                               0-26392
Date of Report (Date of Earliest        Commission File Number
       Event Reported)


                      LEVEL 8 SYSTEMS, INC.
     (Exact Name of Registrant as Specified in its Charter)


          New York                              11-2920559
(State or other jurisdiction                 (I.R.S. Employer
      of incorporation)                    Identification Number)




                          1250 Broadway
                           35th Floor
                    New York, New York  10119
       (Address of Principal Executive Offices) (Zip Code)




                         (212) 244-1234
       (Registrant's telephone number, including area code)









Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The registrant submits this Form 8-K/A in order to supply the financial statements and schedules required pursuant to Rule 3-05(b) of Regulation S-X with respect to the Registrant's acquisition of Momentum Software Corporation (DE) ("Momentum"), a provider of enterprise middleware used by companies to build multi-platform, multi-tiered distributed applications using message queuing technology, and to provide the audited financial statements of Momentum required thereby. This information should be read in conjunction with the Registrant's Form 8-K filed with the Commission on April 10, 1998.


Financial Statements of Business Acquired

Exhibit 99.1 Consolidated balance sheet and consolidated statements of operations, of changes in redeemable preferred stock and stockholders' equity and of cash flows of Momentum Software Corporation (DE) and its subsidiaries as of and for years ended December 31, 1996 and 1995.

Exhibit 99.2 Consolidated balance sheet and consolidated statements of operations, of changes in stockholders' deficit and of cash flows of Momentum Software Corporation (DE) and its subsidiaries as of and for years ended December 31, 1997 and 1996.

Exhibit 99.3   Pro Forma Condensed Consolidated Statements of
               Operations for the twelve months ended December
               31, 1997 and the three months ended March 31, 1998.

















                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LEVEL 8 SYSTEMS, INC.
                                   (Registrant)


Dated:  June 8, 1998          By: /s/ Robert Lord
                                  Robert Lord
                                  Executive Vice President
                                   (Duly authorized officer)